The WALL STREET FORUM
                     45th Institutional Investor Conference
                     The Roosevelt Hotel, New York, New York
                               September 13, 2002


                               Prepared Remarks of
                    Robert S. Smith, Chief Operating Officer
                                       and
                  Kurt R. Harrington, Chief Financial Officer

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to "FBR" refer to Friedman, Billings, Ramsey Group, Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research services are provided by Friedman, Billings, Ramsey & Co., Inc. (FBRC), except for those online offering, mutual fund distribution and discount brokerage services provided by FBR Investment Services, Inc. (FBRIS), and those services in the U.K., Europe and elsewhere outside the United States and Canada provided by Friedman, Billings, Ramsey International, Ltd. FBRC and FBRIS are broker-dealers registered with the SEC and are members of the NASD. Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries Friedman, Billings, Ramsey Investment Management, Inc. (FBRIM), FBR Fund Advisers, Inc., FBR Venture Capital Managers, Inc. and Money Management Advisers, Inc., which are investment advisers registered with the SEC. Mezzanine financing is provided by FBR Asset Investment Corporation (NYSE: FB), an affiliate of FBR that is managed by FBRIM. Banking services, including mutual fund custody and administration, are provided by FBR National Bank & Trust(1). This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

For additional important information, please visit our website, www.fbr.com.

(1) Member FDIC and an equal housing lender. Products offered by other FBR subsidiaries are not FDIC insured, not offered, guaranteed or endorsed by FBR National Bank & Trust, and may lose value.

                                  Introduction

o        FBR is an institutional research capital markets company

o        Listed on the New York Stock Exchange (NYSE: FBR)

o        Market cap of approximately $500 million

o        More than 440 full-time employees in 15 offices as of June 30, 2002

o        Strong, highly-liquid balance sheet: Equity of almost $250 million;
         $6 million long term debt

     *Assumes repayment of stock loans and interest of approximately $23 million

                       Drivers of FBR's Business, Revenue
                               and Earnings Growth

o        Industry Focus: 6 verticals
o        Independent Research: High-quality, objective and timely research
o Institutional Sales & Trading: Increasing business with the largest institutional investors in both the United States and Europe
o Investment Banking: Mid-market emphasis; top 10 investment banking rankings for below $1 billion market caps*
o Asset Management: Growing assets under management, including FBR Asset (NYSE: FB), 10 mutual funds, and alternative investments
o Private Client Group: Brokerage, investment management, and private banking
o Expense Containment: Relentless attention to the expense:revenue relationship

                                               *Source:  CommScan LLC, see p. 18

                    Second Quarter 2002 Financial Highlights


*        Earnings of $17.8 million or $0.39 per share (basic)

*        Revenues up 33% over second quarter 2001, $73.3 million

*        Continuing expense containment

*        Assets under management up 110% since the beginning of 2002

* ROE 34.5%; fully taxed equivalent 21% = the highest in the brokerage universe

                                 Revenue Growth
Sales & Trading


                               Principal             Agency           Total
1999                            $24.3M               $15.0M          $39.3M

2000                            $25.5M               $21.1M          $46.6M

2001                            $24.3M               $27.1M          $51.4M

12 Mos. Ended 6/30/02           $28.0M               $33.2M          $61.2M

H1 2002 Annualized              $29.6M               $37.3M          $66.9M
(Excludes trading gains and losses.)

Asset Management
                               Net Investment and     Base
                               Incentive Income    Management Fees    Total

1999                           $(3.7)M               $ 9.4M          $ 5.7M

2000                            $12.5M               $ 9.7M          $22.2M

2001                            $13.2M               $19.7M          $32.9M

12 Mos. Ended 6/30/02           $24.9M               $25.3M          $50.2M

H1 2002 Annualized              $38.4M               $27.3M          $65.7M
(Excludes technology sector net investment and incentive gain or loss of $36.4M, $41.6M, $(18.1)M and $(3.5)M or $(7.0)M annualized for 1999, 2000, 2001, and H1
2002 respectively.)

Investment Banking


                              Corporate Finance   Underwriting        Total
1999                            $22.5M               $22.7M          $45.2M

2000                            $31.4M               $21.1M          $52.5M

2001                            $28.5M               $47.9M          $76.4M

12 Mos. Ended 6/30/02           $29.5M               $68.4M          $97.9M

H1 2002 Annualized              $42.6M               $75.1M         $117.7M
(Excludes investment gains.)

FBR Group



1999                            $103M

2000                            $139M

2001                            $179M

12 Mos. Ended 6/30/02           $224M

H1 2002 Annualized              $262M
(Excludes Technology sector net investment and incentive gains and losses.)

                              10 Years of Building

On the foundation of a financial services research boutique to become a leading capital markets firm.

       1993       Investment Banking added

       1994       Real Estate added

       1996       Technology added

       1997       FBR Asset created

       1998       Energy added

       2000       Refocus: Broaden Business / Focused Hiring

*        $250M Equity Capital in FBR ($850M with FBR Asset)
*        3 Broad, Profitable Business Lines
*        6 Industry Verticals
*        Rational Cost Structure

                                    BUSINESS

                                    Research
60 analysts
Over 400 companies under coverage
*        Independence
*        In-depth company analysis
*        Theme-driven industry coverage
*        Daily morning note
*        Daily meetings with sales force
*        Up-to-date economic and policy news
*        Frequent management roadshows
*        Annual investor conferences

                          Institutional Sales & Trading
50 Institutional Brokers

30 Traders & Sales
   Traders

Market-maker in over 460 equity and debt securities

*        Covering over 1,000 institutional accounts
*        Hedge funds
*        Money managers
*        Mutual funds
*        Pension funds

                               Investment Banking
75 Investment Bankers

6 Focused industry sectors

*        Financial Services
*        Real Estate
*        Technology
*        Energy
*        Diversified Industries
*        Healthcare

Middle-market emphasis

Top 10 lead-managing underwriter

                                Asset Management
Almost $6 billion under management

*        FBR Asset Investment Corporation (NYSE: FB)
*        Mutual funds
*        Separate accounts
*        Alternative investments
           -Hedge funds
           -Private equity
           -Venture capital

                              Private Client Group
Investment services for high net worth individuals, foundations, and endowments

*        Investment management
*        Financial planning
*        Trust & estate services
*        Restricted (144) stock sales
*        Credit lines
*        Hedging and monetization
*        Employee stock option management
*        Cash management
*        FBR National Bank & Trust(1)

All numbers approximate as of June 30, 2002 unless otherwise stated.

(1)Member FDIC and an equal housing lender. Products offered by other FBR subsidiaries are not FDIC insured, not offered, guaranteed or endorsed by FBR National Bank & Trust, and may lose value

                                    RESEARCH

                                    RESEARCH

                           Economic & Policy Research
Financial Services

-        Asset Managers
-        Broker/Dealers*
-        Community Banks
-        Government-Sponsored Enterprises (GSEs)
-        Insurance Brokerage
-        Money-Center Banks
-        Mortgage Companies
-        Property/Casualty Insurance
-        Regional Banks
-        Specialty Finance: Consumer Finance/ Commercial Finance
-        Thrifts

Real Estate

-        Diversified REITs
-        Hotel REITs
-        Industrial REITs
-        Mortgage REITs
-        Multifamily REITs
-        Office REITs
-        Triple-Net REITs

Technology

-        Communication Semiconductors and Intellectual Property
-        Display and Semiconductor Technologies
-        Enterprise Platform and Application Software
-        Enterprise Services
-        Media Infrastructure*
-        Network Software
-        Specialty Contracting
-        Telecom Equipment and Services
-        Wireless Services

Energy

-        Coal Mining Companies
-        Gas Gathering and Processing Pipeline
-        Integrated Oil* & Refineries
-        Oil & Gas Exploration & Production (E&P) Canadian & U.S.
-        Oil Services

Diversified Industries/High Yield

-        Consumer Products
-        Special Situations
-        High Yield

Healthcare

-        Biotechnology
-        Genomics and Proteomics
-        Large-Cap Pharma*
-        Specialty Pharmaceuticals

*In process

Research is provided by Friedman, Billings, Ramsey & Co., Inc.'s (FBRC) Research Department, which is independent from the Investment Banking Department of FBRC and has the sole authority to determine what companies receive research coverage and the recommendations contained in the coverage. In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports. Research analysts are eligible to receive bonus compensation that is, in part, based on overall investment banking revenues. Specific information is contained in each research report concerning FBRC's relationship with the company that is the subject of the report.

                          INSTITUTIONAL SALES & TRADING

                                 SALES & TRADING

* FBR focuses on institutional sales and trading services to equity and high-yield investors in the United States, Europe and elsewhere

-    Market maker in over 460 Nasdaq and other securities

- 79 management teams on the road (excluding syndicate roadshows) year to date through June 30, 2002 plus 8 conference calls and 4 investor days

-    Over 80 professionals

- Current information from research analysts at two daily sales meetings and throughout the day

                                 TRADING VOLUMES

                                  OTC                 Listed          Total

2000                            452,332              190,563         642,895

2001                            548,571              351,038         899,559

1st H 2002 Annualized           725,016              532,020       1,257,036


Source: Autex; in thousands of shares
Not all trading volume is reported to Autex.

                               INVESTMENT BANKING

                               INVESTMENT BANKING

FBR provides comprehensive capital raising and financial advisory services to our corporate clients.

Mezzanine Debt
& Equity through FBR Asset

Business Creation and Seed Investments

Venture Capital & Private Equity

Equity Private Placements;
144A Institutional Equity

High Yield Debt and Preferred Equity

Initial Public Offerings

Secondary & Follow-On Offerings; PIPES

Restructuring and Re-capitalizations

Restricted Stock and Block Trades

Mergers and Acquisitions, Fairness Opinions and other Advisory Services

                               INVESTMENT BANKING
     Aftermarket Performance Across All Industries 18 months 1/1/01-6/30/02

Lead Manager*                   #of Deals            % Change Offer to Current

1  Friedman Billings Ramsey         33                          20.03
2  Raymond James                    16                           5.25
3  Wachovia Securities              17                           3.19
4  A.G. Edwards & Sons, Inc.        17                          -0.06
5  Salomon Smith Barney Inc.       112                          -2.26
6  CIBC World Markets               22                          -5.41
7  Deutsche Bank Securities         40                          -5.83
8  SG Cowen Securities Corp.        14                          -6.56
9  Bear, Stearns & Co.              38                          -6.73
10 Credit Suisse First Boston      149                          -7.40
11 U.S. Bancorp Piper Jaffray Inc.  25                         -10.49
12 Goldman, Sachs  & Co.            98                         -10.97
13 J.P. Morgan Securities Inc.      66                         -11.42
14 Merrill Lynch & Co.             134                         -15.71
15 UBS Warburg LLC                  91                         -16.71
16 Morgan Stanley                   71                         -20.78
17 Lehman Brothers                  72                         -20.89
18 Robertson Stephens               19                         -35.58
19 Banc of America Securities       42                         -37.91
20 Thomas Weisel Partners L.L.C.    12                         -57.08

Source:  CommScan LLC      Total:  899               Average:  -11.08

                                                     *Of 10 or more transactions

Aftermarket performance results for each of the offerings vary considerably, and may be significantly different from the average figure quoted.

Past performance is no guarantee of future results.

                               Investment Banking
                          18 Months 01/01/01 - 06/30/02

             37 lead and sole managed capital raising transactions;
                          total almost 90 transactions

2001

*        51 transactions
*        $2.7 billion in transaction value
*        29 capital raising transactions
            1 lead-managed IPO
           15 lead-managed secondaries
            9 co-managed secondaries
            4 sole-managed private placements / PIPEs
*        22 M&A and advisory assignments
            8 M&A
           14 Advisory

1H 2002

*        More than 36 transactions
*        $3.4 billion in transaction value
*        27 capital raising transactions
            14 lead-managed secondaries
             5 co-managed secondaries
             3 sole-managed private placements
             1 co-managed IPO
             2 co-managed trust preferred offerings
             2 co-managed debt offerings
* 9 M&A transactions, plus advisory assignments

Investment Banking  First Half 2002 Rankings
Number of Deals and Dollar Amount Raised

Issuer Market Cap under $1B - All Industries
1st Half 2002 - IPOs and Secondaries

Lead Manager                         # of Deals       Amt. Raised

UBS Warburg LLC                          24             $2,298.87
Credit Suisse First Boston               23              3,023.80
Merrill Lynch & Co.                      20              2,567.10
Bear, Stearns & Co.                      17              2,295.68
Friedman Billings Ramsey                 15              1,107.64
Lehman Brothers                          14              1,670.47
Salomon Smith Barney Inc.                12              1,436.78
Morgan Stanley                           12              1,311.97
Goldman, Sachs & Co.                     11              1,536.35
Deutsche Bank Securities                 11              1,166.70
Raymond James                            10                477.48
J.P. Morgan Securities Inc.               9                794.20
Robertson Stephens                        9                561.55
Bank of America Securities                8                752.84
CIBC World Markets                        8                405.58
U.S. Bancorp Piper Jaffray Inc.           7                744.27
Thomas Weisel Partners L.L.C.             5                520.50
Robert W. Baird & Co. Incorporated        4                384.60
SG Cowen Securities Corporation           4                277.11
Legg Mason Wood Walker Incorporated       3                275.43

                                        226            $23,608.92

Issuer Market Cap under $500M - All Industries
1st Half 2002 - IPOs and Secondaries

Lead Manager                          # of Deals        Amt. Raised

Friedman Billings Ramsey                   12            $  725.20
UBS Warburg LLC                            12               764.76
Credit Suisse First Boston                  9               985.92
Bear, Stearns & Co.                         9               887.94
Raymond James                               8               289.41
CIBC World Markets                          7               350.38
Merrill Lynch & Co.                         6               581.44
Salomon Smith Barney Inc                    6               476.18
J.P. Morgan Securities Inc.                 6               445.27
Robertson Stephens                          6               226.02
Banc of America Securities                  5               340.53
Lehman Brothers                             5               276.48
Wachovia Securities                         5               262.37
A.G. Edwards & Sons, Inc.                   5               248.95
SG Cowen Securities Corporation             4               277.11
U.S. Bancorp Piper Jaffray Inc.             4               271.20
Legg Mason Wood Walker Incorporated         3               275.43
Morgan Stanley                              3               265.57
Jefferies & Company, Inc.                   3               257.21
Thomas Weisel Partners L.L.C.               3               252.14

                                          121            $8,459.51

                                                          Source:  CommScan LLC.
                                         $ millions. Excluding closed end funds.

                                ASSET MANAGEMENT

                                Asset Management
                       Almost $6 Billion Under Management

                          Alternative Asset Investments

Hedge Funds
-        FBR Ashton
-        FBR Weston
-        FBR Arbitrage
-        FBR Biotech
-        FBR Pegasus (fund of funds)
Venture Capital
-        FBR Technology Venture Partners I & II
-        FBR Co-Motion
-        ETP/FBR Genomic I & II*
-        FBR Infinity II*
Private Equity
-        FBR Private Equity Fund
-        FBR Future Financial Fund
-        FBR Financial Services Partners

                      FBR Asset and other managed accounts

FBR Asset Investment Corporation
-       NYSE: FB
-       REIT tax status
-       Mortgage backed securities
-       Mezzanine and senior loans
-       Equity securities
Private Client Group
-       Asset allocation and other managed accounts
-       Investment management
-       Wealth planning
-       Access to FBR proprietary products

                                  Mutual Funds

Equity funds, Morningstar Rated (TM), 5 & 4 Stars over the 5 years ended 06/30/02**:
- FBR Small Cap Financial Fund X X X X X
- FBR Financial Services Fund X X X X
- FBR Small Cap Value Fund* X X X X X
- FBR American Gas Index Fund X X X X X

Our newest fund (02/02):
-       FBR Technology Fund
Fixed income and money market funds:
-       FBR Fund for Government Investors ***
-       FBR Tax-Free Money Market Portfolio ***
-       FBR Maryland Tax-Free Portfolio ****
-       FBR Virginia Tax-Free Portfolio ****
-       FBR U.S. Government Bond Fund

Stated asset amount represents total gross assets under management.

*Funds offered through FBR, managed by third-party managers

     **Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated seperately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-,5-and 10-year (if applicable) Morningstar Rating metrics. The FBR Small Cap Financial Fund received 5 stars for the 3-and 5-years and was rated among 71 and 33 U.S. domiciled specialty financial funds. The FBR Financial Services received 4 stars for the 3- and 5-year period and was rated among 71 and 33 U.S. domiciled specialty financial funds. The FBR Small Cap Value Fund received 4 and 5 stars for the 3- and 5-year periods and was rated among 392 and 258 U.S. domiciled small growth funds. The FBR American Gas Index Fund received 5 stars for the 3-, 5-, and 10-year periods and was rated among 81, 69 and 21 U.S. domiciled specialty utility funds respectively. 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. ***An investment in the money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund." ****Some income earned in the tax-free portfolios may be subject to the Federal Alternative Minimum Tax. Income earned by non-Maryland or non-Virginian residents will be subject to applicable state and local taxes.
For more complete information about FBR mutual funds, including fees and expenses, call 888.888.0025 for a free prospectus. Investing in the Funds involves certain risks which are fully discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

FBR mutual funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.

                             Assets Under Management

                               Net            Total

12/31/1999                   $694M            $990M

12/31/2000                   $721M          $1,004M

12/31/2001*                $1,518M          $2,757M

03/31/2002                 $1,868M          $4,344M

06/30/2002                 $2,333M          $5,784M


*Includes technology sector assets of $71.0M ($64.9M net).


     Net assets under management#

     #  Net  assets  under  management   represents  total  gross  assets  under
     management, net of any repo debt, margin loans, securities sold but not yet purchased, lines of credit, and any other liabilities.

AUM Growth
12/31/2001 - 06/30/2002 = 110%

                              Private Client Group

                              Private Client Group

Brokerage

-       FBR proprietary research
-       Portfolio management
-       Access to FBR IPOs and other new issues
-       Block trades
-       Private placements
-       Direct trading with FBR's institutional trading desk

Investment Management

-        Financial Planning
-        Asset allocation
-        Manager selection & monitoring
-        Tax-efficient investment policy design
-        Portfolio risk management
-        Trust & estate services
-        FBR proprietary products

Corporate Executive Services

-        Restricted stock sales / 144 sales
-        Hedging & monetization
-        Stock option execution & management
-        Secured lending
-        Fixed income strategies

Banking Services*

-        Private banking
-        Lines of credit
-        Mortgage loans
-        Trust and custody services
-        Cash management
-        Mutual fund accounting and shareholder services
-        Transfer agent services

*Provided by FBR National Bank & Trust. Member FDIC and an equal housing lender. Products offered by other FBR subsidiaries are not FDIC insured, not offered, guaranteed or endorsed by FBR National Bank & Trust, and may lose value

                      Friedman Billings Ramsey Group, Inc.

                          Metropolitan Washington, D.C.
                                  Headquarters
                          1001 Nineteenth Street North
                            Arlington, Virginia 22209
                                Tel: 703.312.9500
                                Fax: 703.312.9501
                                   www.fbr.com

Atlanta
3475 Lennox Road, Suite 400
Atlanta, Georgia 30326
866.249.4640

Bethesda
4922 Fairmont Avenue
Bethesda, Maryland 20814
301.657.1500

Boston
101 Federal Street, Suite 2100
Boston, Massachusetts 02110
617.757.2900

Charlotte
100 N. Tryon Street, 51st Floor
Charlotte, North Carolina 28202
704.348.2631

Chicago
311 South Wacker Drive, Suite 4550
Chicago, IL  60606
312.697.4750

Cleveland
3201 Enterprise Parkway, Suite 320
Cleveland, Ohio 44122
216.593.7000

Dallas
200 Crescent Court, Suite 520
Dallas, Texas  75201
214.661.7450

Denver
1200 17th Street , Suite 950
Denver, Colorado 80202
720.946.6108

Irvine (Los Angeles)
18101 Von Karman Avenue, Suite 1000
Irvine, California 92612
949.477.3100

New York
330 Madison Avenue, Suite 900
New York, New York 10017
646.495.5239

Portland
208 SW First Avenue, Suite 300
Portland, Oregon 97204
503. 221.0200

San Francisco
505 Montgomery Street, Suite 1010
San Francisco, Ca. 94111
866.249.4642

Seattle
1111 Third Avenue, Suite 2400
Seattle, Washington 98104
206. 382.9191

Vienna, Austria
Millenium Tower - 23rd floor
Handelskai 94-96
A-1201 Vienna
43.1.240.27250

London, UK
9-11 Grosvenor Gardens
London SW1W OBD
44.207.663.9100





Note: Not all services are available from all offices.